Exhibit 10.1

AMENDMENT NO. 3

TO THE

HARRIS TEETER SUPERMARKETS, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(Amended and Restated January 1, 2005)

By the authority granted the undersigned officer of Harris Teeter Supermarkets, Inc., this Amendment No. 3 to the Harris Teeter Supermarkets, Inc. Supplemental Executive Retirement Plan (“Plan”) is hereby adopted and approved as follows:

Section 1.21 of the Plan (as amended in Amendment No. 2) shall be further amended by adding the following to the end of Section 1.21:

Notwithstanding the above, if the bonus payable to the Company's Chief Executive Officer and Chief Financial Officer under the Executive Officer Incentive Bonus Plan is paid during the calendar year ending on December 31, 2014, such amounts shall be added to and deemed to be Earnings for the calendar year ending on December 31, 2013.

IN WITNESS WHEREOF, this Amendment No. 3 to the Harris Teeter Supermarkets, Inc. Supplemental Executive Retirement Plan is adopted effective January 28, 2014.

HARRIS TEETER SUPERMARKETS, INC.

By: /S/ JOHN B. WOODLIEF

John B. Woodlief, Executive Vice President and
Chief Financial Officer